                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22

ACD SAR 8/99

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                INTEREST RATES                       INFLATION
                                                --------------                       ---------
Jun 1997                                            6.5000                             2.3000
                                                    6.0000                             2.2000
                                                    5.5000                             2.2000
Sep 1997                                            6.2500                             2.2000
                                                    5.7500                             2.1000
                                                    5.6875                             1.8000
Dec 1997                                            6.5000                             1.7000
                                                    5.5625                             1.6000
                                                    5.6250                             1.4000
Mar 1998                                            6.1250                             1.4000
                                                    5.6250                             1.4000
                                                    5.6875                             1.7000
Jun 1998                                            6.0000                             1.7000
                                                    5.5625                             1.7000
                                                    5.9375                             1.6000
Sep 1998                                            5.7500                             1.5000
                                                    5.2500                             1.5000
                                                    4.8750                             1.5000
Dec 1998                                            4.0000                             1.6000
                                                    4.8125                             1.7000
                                                    4.8750                             1.6000
Mar 1999                                            5.1250                             1.7000
                                                    4.9375                             2.3000
                                                    4.5000                             2.1000
Jun 1999                                            4.0000                             2.0000


    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                            VAN KAMPEN INCOME TRUST
                           (NYSE TICKER SYMBOL--VIN)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)............    (7.50%)
Six-month total return based on NAV(2).....................    (0.42%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................     8.73%

 SHARE VALUATIONS

Net asset value............................................  $  7.51
Closing common stock price.................................  $ 6.875
Six-month high common stock price (01/04/99)...............  $7.8125
Six-month low common stock price (06/30/99)................  $ 6.875

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW
                            VAN KAMPEN INCOME TRUST

We recently spoke with the management team of the Van Kampen Income Trust about the key events and economic forces that shaped the markets during the past six months. The team includes Peter Ehret, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. Mr. Ehret assumed management responsibilities for the Trust on June 1, 1999. The following comments reflect their views on the Trust's performance during the six months ended June 30, 1999.

 Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE TRUST OPERATED DURING THE PAST SIX MONTHS?
 A
      The first quarter of 1999 marked a recovery from the October 1998 low point in the fixed-income market, as investors grew confident in the strength of the economy and modest inflation. Consequently, yield spreads narrowed between Treasuries and other fixed-income products (such as mortgage-backed, high-grade, and high-yield securities). However, this good news for fixed-income products was quelled in the second quarter by a slight surge in inflation fears and the potential for interest-rate increases from the Federal Reserve Board. This prompted yield spreads to widen once again, although not to the extreme levels seen last fall.
    As interest rates climbed steadily during the period, the Treasury yield curve began to flatten, indicating a moderation in the yield difference between long- and short-term Treasuries. This change became more pronounced as short-term Treasury yields rose to reflect the potential for an increase--or perhaps a series of increases--in the federal funds rate. The market breathed a sigh of relief at the end of the reporting period, as the Fed approved a 0.25 percent hike while reassuring fixed-income investors that additional action seemed unnecessary.

 Q APPROXIMATELY HALF OF THE TRUST'S PORTFOLIO IS INVESTED IN HIGH-YIELD BONDS. WHAT HAPPENED TO THOSE SECURITIES DURING THIS TIME?

 A The high-yield market participated in the cautious recovery of the fixed-income market from last fall's lows. However, investor concerns about the direction of interest rates and the level of high-yield defaults lingered through the reporting period. Accordingly, the yields for high-yield bonds fell but remained relatively high compared to Treasuries. Falling yields had a somewhat negative impact on the portfolio's income stream, but because bond prices move in the opposite direction of yields, this environment was somewhat supportive of the Trust's net asset value.
    Thanks to the positive economic environment and relatively low interest rates, high-yield issuance bounced back from last fall's depressed levels, giving us a greater range of bonds to consider for purchase. Although the default rate crept higher during the period, we believe it represented a reversion to historical norms from the unusually low default levels of the past few years. We believe the attractive yields of high-yield bonds compensate investors for their increased credit and default risk.

 Q    IN LIGHT OF THESE CONDITIONS, HOW WERE THE TRUST'S ASSETS ALLOCATED?

 A The Income Trust invests in a portfolio comprised primarily of high-yield corporate bonds and U.S. government securities and agencies. We left the balance between the two sectors basically unchanged during the first quarter, but took advantage of opportunities to adjust the balance toward the high-yield sector in the second quarter. This action reflected our concerns about rising interest rates and our belief that high-yield securities would outperform in such an environment. At the end of the period, approximately 52 percent of the Trust's assets were allocated to high-yield investments, and 45 percent were invested in Treasury and agency securities.
    Within the high-yield portion, we added to our positions in the relatively defensive food segment. The Trust's food investments included well-known companies such as Chiquita, Vlasic, Del Monte, and the grocery store chain Pathmark. Companies in this sector tend to demonstrate less sensitivity to changes in the economic cycle--after all, people will continue to eat, regardless of the interest-rate environment! However, the Trust's return was hurt by its high-yield holdings in the health-care and energy sectors--two of the weakest industries of 1999. For additional Trust highlights, please refer to the chart on page 8.

 Q    HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

 A The Trust generated a total return of -7.50 percent(1) at market price and -0.42 percent(2) at net asset value for the six-month period ended June 30, 1999. This performance reflects a decrease in market price per common share from $7.750 on December 31, 1998, to $6.875 on June 30, 1999, which includes reinvestment of dividends totaling $.30 per share. The dividend represents a distribution rate of 8.73 percent based on the closing common stock price on June 30, 1999.
    By comparison, the Lehman Brothers High Yield Index posted a total return of
2.20 percent for the same period, and the Lehman Brothers Government Index posted a -2.27 percent total return. These indices are broad-based measures that reflect the general performance of high-yield bond and government securities. They do not include any commissions that an investor would actually have to pay in order to purchase the securities they represent. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 3 for additional performance numbers.

 Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

 A We anticipate a moderate slowdown in economic growth in the months ahead, but do not expect this to have a negative effect on the high-yield market unless it becomes a significant downturn. We believe strong high-yield issuance will continue over the next few months as issuers catch up from the relatively quiet market of last fall. However, we are anticipating a slowdown in issuance toward the end of the year.
    As we manage the Trust going forward, our focus on fundamental, in-depth research and assessment of high-yield bonds will remain unchanged. We will look beyond the sector and credit rating of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We'll also search for value in out-of-favor areas of the market in our quest for opportunities to diversify the portfolio and contribute to the Trust's performance.


[SIG]
Peter Ehret

Portfolio Manager


[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending overnight funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN INCOME TRUST

TOP FIVE PORTFOLIO INDUSTRIES*

                                  [BAR GRAPH]

                                                       JUNE 30, 1999                    DECEMBER 31, 1998
                                                       -------------                    -----------------
Utilities                                                  14.70                              14.20
Consumer Services                                          13.10                              13.30
Raw Materials/Processing Industries                         6.00                               6.30
Consumer Distribution                                       5.80                               5.00
Producer Manufacturing                                      3.90                               5.00

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)

JUNE 1989 THROUGH JUNE 1999
                                  [LINE GRAPH]

                                                        MARKET PRICE                     NET ASSET VALUE
                                                        ------------                     ---------------
Jun 1989                                                   9.130                              9.000
                                                           9.130                              8.940
                                                           9.000                              8.700
                                                           8.250                              8.500
                                                           7.880                              8.150
                                                           8.000                              8.070
                                                           7.500                              7.910
                                                           7.500                              7.710
                                                           6.880                              7.520
                                                           7.130                              7.540
                                                           6.630                              7.470
                                                           6.750                              7.540
Jun 1990                                                   6.880                              7.580
                                                           7.000                              7.640
                                                           6.500                              7.330
                                                           5.630                              7.070
                                                           5.880                              6.840
                                                           5.880                              6.740
                                                           5.630                              6.660
                                                           5.630                              6.680
                                                           6.500                              6.950
                                                           6.380                              7.050
                                                           6.880                              7.140
                                                           6.750                              7.170
Jun 1991                                                   7.000                              7.280
                                                           7.000                              7.390
                                                           7.380                              7.530
                                                           7.500                              7.570
                                                           7.380                              7.680
                                                           7.375                              7.700
                                                           7.380                              7.700
                                                           7.630                              7.810
                                                           7.750                              7.810
                                                           7.750                              7.850
                                                           8.000                              7.860
                                                           7.880                              7.940
Jun 1992                                                   8.130                              7.930
                                                           8.380                              8.000
                                                           8.250                              8.070
                                                           8.260                              8.030
                                                           7.500                              7.830
                                                           7.750                              7.810
                                                           7.630                              7.850
                                                           7.750                              7.950
                                                           8.250                              7.960
                                                           7.880                              8.030
                                                           8.000                              8.030
                                                           8.000                              8.070
Jun 1993                                                   8.130                              8.170
                                                           8.250                              8.150
                                                           8.130                              8.150
                                                           7.250                              8.080
                                                           7.750                              8.130
                                                           7.750                              8.130
                                                           7.760                              8.160
                                                           8.130                              8.250
                                                           7.250                              8.170
                                                           7.000                              7.920
                                                           7.790                              6.880
                                                           7.000                              7.730
Jun 1994                                                   7.000                              7.720
                                                           7.000                              7.700
                                                           7.250                              7.630
                                                           7.250                              7.430
                                                           6.880                              7.360
                                                           6.630                              7.290
                                                           6.500                              7.280
                                                           6.880                              7.350
                                                           7.130                              7.500
                                                           7.250                              7.500
                                                           7.000                              7.580
                                                           7.130                              7.780
Jun 1995                                                   7.250                              7.760
                                                           7.250                              7.750
                                                           7.000                              7.780
                                                           7.380                              7.840
                                                           7.250                              7.860
                                                           7.130                              7.880
                                                           7.250                              7.940
                                                           7.500                              7.960
                                                           7.380                              7.920
                                                           7.380                              7.810
                                                           7.380                              7.790
                                                           7.380                              7.790
Jun 1996                                                   7.250                              7.700
                                                           7.250                              7.740
                                                           7.500                              7.760
                                                           7.250                              7.840
                                                           7.380                              7.860
                                                           7.630                              7.940
                                                           7.500                              7.980
                                                           7.630                              7.890
                                                           7.500                              7.980
                                                           7.500                              7.500
                                                           7.630                              7.760
                                                           7.630                              7.890
Jun 1997                                                   7.690                              7.970
                                                           7.750                              8.040
                                                           7.440                              7.960
                                                           7.690                              8.100
                                                           7.630                              8.090
                                                           8.000                              8.120
                                                           8.000                              8.050
                                                           8.130                              8.160
                                                           8.130                              8.150
                                                           8.190                              8.180
                                                           7.880                              8.190
                                                           8.060                              8.190
Jun 1998                                                   7.810                              8.170
                                                           7.880                              8.170
                                                           7.440                              7.880
                                                           7.630                              7.870
                                                           7.880                              7.690
                                                           7.940                              7.910
                                                           7.750                              7.840
                                                           7.310                              7.900
                                                           7.130                              7.720
                                                           7.000                              7.750
                                                           7.060                              7.780
                                                           7.060                              7.600
Jun 1999                                                   6.875                              7.506

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                            VAN KAMPEN INCOME TRUST

 CREDIT QUALITY

AS OF JUNE 30, 1999
                                  [PIE CHART]


                        AAA, US
                        GOV'T,
                       AND GOV'T                                                                                         NON-
                        AGENCY          AA/AA      BBB/BAA      BB/BA        B/B       CCC/CAA      CC/CA        C/C     RATED
                       ---------        -----      -------      -----        ---       -------      -----        ---     -----
As of June 30, 1999      44.70          0.5        1.80        6.80        38.10       3.90          0.2        0.1      2.90

                         OTHER
                         -----

As of June 30, 1999      1.00

AS OF DECEMBER 31, 1998
                                  [PIE CHART]

                              AAA, US
                            GOV'T, AND
                           GOV'T AGENCY      BBB/BAA          BB/BA            B/B           CCC/CAA        NON-RATED
                           ------------      -------          -----            ---           -------        ---------
As of December 31, 1998        43.90         1.30             5.90            41.00           3.50            3.60

                               OTHER
                               -----

As of December 31, 1998        0.8

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED JUNE 30, 1999

                                  [BAR GRAPH]

                                                                           MONTHLY DIVIDEND
                                                                           ----------------
'Jan 1999'                                                                       0.05
'Feb 1999'                                                                       0.05
'Mar 1999'                                                                       0.05
'Apr 1999'                                                                       0.05
'May 1999'                                                                       0.05
'Jun 1999'                                                                       0.05

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)               Description             Coupon        Maturity        Market Value
---------------------------------------------------------------------------------------
           DOMESTIC CORPORATE BONDS (US $)  44.8%
           CONSUMER DISTRIBUTION  4.8%
    500    Agrilink Foods, Inc. ..........    11.875%      11/01/08        $    517,500
    500    Aurora Foods, Inc., Ser D......     9.875       02/15/07             520,000
    500    Big 5 Corp., Ser B.............    10.875       11/15/07             507,500
    500    Chiquita Brands International,
           Inc. ..........................    10.000       06/15/09             504,375
    500    Luiginos, Inc., 144A - Private
           Placement (a)..................    10.000       02/01/06             490,625
    250    Pantry, Inc. ..................    10.250       10/15/07             252,500
    500    Pathmark Stores, Inc. .........    12.625       06/15/02             511,250
  1,250    Pathmark Stores, Inc. (b)......  0/10.750       11/01/03           1,235,938
  1,000    Southern Foods Group...........     9.875       09/01/07           1,025,000
                                                                           ------------
                                                                              5,564,688
                                                                           ------------
           CONSUMER DURABLES  2.2%
    900    Aetna Industries, Inc. ........    11.875       10/01/06             911,250
  1,000    Sleepmaster LLC, 144A - Private
           Placement (a)..................    11.000       05/15/09           1,025,000
    300    Venture Holdings Trust, Ser
           B..............................     9.500       07/01/05             286,500
    200    Venture Holdings Trust.........     9.750       04/01/04             209,750
    125    Venture Holdings Trust,
           144A - Private Placement (a)...    11.000       06/01/07             127,188
                                                                           ------------
                                                                              2,559,688
                                                                           ------------
           CONSUMER NON-DURABLES  2.2%
    850    Consoltex Group, Inc., Ser B...    11.000       10/01/03             862,750
    520    Del Monte Foods Co., Ser B
           (b)............................  0/12.500       12/15/07             384,800
    250    Delta Mills Inc., Ser B........     9.625       09/01/07             243,750
    500    Outsourcing Services Group,
           Inc. ..........................    10.875       03/01/06             477,500
    575    Vlasic Foods International,
           Inc., 144A - Private Placement
           (a)............................    10.250       07/01/09             568,531
                                                                           ------------
                                                                              2,537,331
                                                                           ------------
           CONSUMER SERVICES  10.4%
    800    Amazon.com, Inc. (b)...........  0/10.000       05/01/08             548,000
    250    Americredit Corp. .............     9.250       02/01/04             253,750
    150    Argosy Gaming Co.,
           144A - Private Placement (a)...    10.750       06/01/09             153,563

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)               Description             Coupon        Maturity        Market Value
---------------------------------------------------------------------------------------
           CONSUMER SERVICES (CONTINUED)
  1,250    Booth Creek Ski Holdings, Inc.,
           Ser B..........................    12.500%      03/15/07        $  1,106,250
    750    Capstar Broadcasting (b).......  0/12.750       02/01/09             633,750
    600    Casino Magic Louisiana Corp.,
           Ser B..........................    13.000       08/15/03             693,000
    600    Charter Communications
           Holdings, LLC,
           144A - Private Placement (a)...     8.625       04/01/09             580,500
    310    Charter Communications
           Holdings, LLC, 144A - Private
           Placement (a)..................     8.250       04/01/07             296,825
  1,250    Frontiervision Holdings LP
           (b)............................  0/11.875       09/15/07           1,085,937
    250    Frontiervision Holdings LP, Ser
           B (b)..........................  0/11.875       09/15/07             218,125
  1,000    IHF Holdings, Inc., Ser B
           (b)............................  0/15.000       11/15/04             135,000
    500    Isle of Capri Casinos,
           144A - Private Placement (a)...     8.750       04/15/09             470,000
    575    Majestic Star Casino LLC,
           144A - Private Placement (a)...    10.875       07/01/06             572,125
    500    Muzak LLC, 144A - Private
           Placement (a)..................     9.875       03/15/09             497,500
    700    Northland Cable Television,
           Inc. ..........................    10.250       11/15/07             733,250
  1,000    NTL, Inc. (b)..................  0/11.500       02/01/06             877,500
  1,000    Park N View, Inc., Ser B.......    13.000       05/15/08             305,000
    375    Premier Parks, Inc. ...........     9.250       04/01/06             372,187
    329    SFX Broadcasting, Inc., Ser
           B..............................    10.750       05/15/06             356,965
  1,000    Splitrock Services, Inc., Ser
           B..............................    11.750       07/15/08             940,000
    500    Tele-Communications, Inc. .....     9.250       01/15/23             547,459
    500    United International Holdings,
           Inc., Ser B (b)................  0/10.750       02/15/08             335,000
    250    Young America Corp., Ser B.....    11.625       02/15/06             181,250
                                                                           ------------
                                                                             11,892,936
                                                                           ------------
           ENERGY  0.3%
    500    Hurricane Hydrocarbons,
           144A - Private Placement (a)...    11.750       11/01/04              85,000
    500    KCS Energy, Inc., Ser B........    11.000       01/15/03             305,000
                                                                           ------------
                                                                                390,000
                                                                           ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)               Description             Coupon        Maturity        Market Value
---------------------------------------------------------------------------------------
           FINANCE  1.7%
  1,250    Americo Life, Inc.,
           144A - Private
           Placement (a) (d)..............     9.250%      06/01/05        $  1,259,375
    500    Americredit Corp. .............     9.250       02/01/04             507,500
    250    Superior National Capital Trust
           I..............................    10.750       12/01/17             241,250
                                                                           ------------
                                                                              2,008,125
                                                                           ------------
           HEALTHCARE  1.0%
  1,000    Mariner Post-Acute Network,
           Inc., Ser B (b)................  0/10.500       11/01/07             127,500
    500    Maxxim Medical, Inc. ..........    10.500       08/01/06             537,500
    550    Oxford Health Plans, Inc.,
           144A - Private Placement (a)...    11.000       05/15/05             561,000
                                                                           ------------
                                                                              1,226,000
                                                                           ------------
           PRODUCER MANUFACTURING  2.0%
    200    Compass Aerospace Corp., 144A -
           Private Placement (a)..........    10.125       04/15/05             181,000
    250    Eagle-Picher Industries,
           Inc. ..........................     9.375       03/01/08             239,375
    750    GS Technologies Operating,
           Inc. ..........................    12.000       09/01/04             628,125
    810    IMO Industries, Inc. ..........    11.750       05/01/06             822,150
    250    W.R. Carpenter of North
           America, Inc. .................    10.625       06/15/07             238,750
    250    Waxman Industries, Inc., Ser
           B..............................    12.750       06/01/04             121,250
                                                                           ------------
                                                                              2,230,650
                                                                           ------------
           RAW MATERIALS/PROCESSING INDUSTRIES   5.8%
  1,000    Acetex Corp. ..................     9.750       10/01/03             925,000
    250    American Pacific Corp. ........     9.250       03/01/05             256,250
    500    Doe Run Resources Corp., Ser
           B..............................    11.250       03/15/05             457,500
    500    Dyersburg Corp., Ser B.........     9.750       09/01/07             207,500
    250    Hydrochem Industrial Services,
           Inc., Ser B....................    10.375       08/01/07             226,250
    390    Pioneer Americas Acquisition
           Corp., Ser B...................     9.250       06/15/07             329,550
  1,000    Printpack, Inc., Ser B.........    10.625       08/15/06             935,000
    750    Radnor Holdings, Inc., Ser B...    10.000       12/01/03             757,500
    500    Scovill Fasteners, Inc., Ser
           B..............................    11.250       11/30/07             277,500
  1,000    Tekni-Plex, Inc., Ser B........    11.250       04/01/07           1,065,000

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)               Description             Coupon        Maturity        Market Value
---------------------------------------------------------------------------------------
           RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
    667    United Stationer Supply Co. ...    12.750%      05/01/05        $    733,700
    450    WHX Corp. .....................    10.500       04/15/05             429,750
                                                                           ------------
                                                                              6,600,500
                                                                           ------------
           TECHNOLOGY  0.7%
  1,000    Crown Castle International
           Corp. (b)......................  0/10.625       11/15/07             705,000
     90    Dictaphone Corp. ..............    11.750       08/01/05              52,650
                                                                           ------------
                                                                                757,650
                                                                           ------------
           TRANSPORTATION  1.6%
    200    Atlas Air, Inc. ...............     9.250       04/15/08             191,500
    500    Atlas Air, Inc. ...............    10.750       08/01/05             515,000
  1,000    Greyhound Lines, Inc., Ser B...    11.500       04/15/07           1,135,000
                                                                           ------------
                                                                              1,841,500
                                                                           ------------
           UTILITIES  12.1%
    300    Aes Corp. .....................     9.500       06/01/09             309,000
    500    American Cellular Corp.........    10.500       05/15/08             514,375
    400    Centennial Cellular,
           144A - Private Placement (a)...    10.750       12/15/08             417,000
  1,000    Clearnet Communications, Inc.
           (b)............................  0/14.750       12/15/05             921,250
  1,100    E. Spire Communications,
           Inc. (b).......................  0/13.000       11/01/05             605,000
     55    GST Telecommuncations, Inc.,
           144A - Private Placement (a)
           (b)............................  0/13.875       12/15/05              65,931
  1,250    Intermedia Communications, Inc.
           (b)............................  0/12.500       05/15/06           1,034,375
    300    Metromedia Fiber Network Inc.,
           Ser B..........................    10.000       11/15/08             309,750
    500    Metronet Communications Corp.
           (b)............................   0/9.950       06/15/08             400,000
    250    Metronet Communications
           Corp. .........................    12.000       08/15/07             290,000
    500    Microcell Telecommunications,
           Ser B (b)......................  0/14.000       06/01/06             410,000
  1,000    Optel, Inc., Ser B.............    13.000       02/15/05             755,000
    500    Pegasus Communications Corp.,
           Ser B..........................     9.625       10/15/05             497,500
    750    Price Communications Wireless,
           Inc. ..........................    11.750       07/15/07             832,500
    500    Primus Telecommunications
           Group, 144A - Private Placement
           (a)............................    11.250       01/15/09             510,000

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)               Description             Coupon        Maturity        Market Value
---------------------------------------------------------------------------------------
           UTILITIES (CONTINUED)
    175    Primus Telecommunications
           Group..........................    11.750%      08/01/04        $    178,500
  2,000    PSINET, Inc. ..................    11.500       11/01/08           2,110,000
  1,250    SBA Communications Corp. (b)...  0/12.000       03/01/08             725,000
  1,000    Startec Global
           Communications.................    12.000       05/15/08             875,000
    500    Triton PCS, Inc. (b)...........  0/11.000       05/01/08             321,875
  1,500    Verio, Inc. ...................    10.375       04/01/05           1,533,750
    300    Verio, Inc., 144A - Private
           Placement (a)..................    11.250       12/01/08             315,000
                                                                           ------------
                                                                             13,930,806
                                                                           ------------
           TOTAL DOMESTIC CORPORATE BONDS  44.8%........................     51,539,874
                                                                           ------------
           FOREIGN BONDS AND DEBT SECURITIES (US $)  7.6%
           BERMUDA  0.6%
    750    Pegasus Shipping Hellas Ltd.,
           Ser A..........................    11.875       11/15/04             367,500
    250    Sea Containers Ltd., Ser B.....    12.500       12/01/04             271,250
                                                                           ------------
                                                                                638,750
                                                                           ------------
           BRAZIL  0.7%
    500    Mrs Logistica SA, Ser B,
           144A - Private Placement (a)...    10.625       08/15/05             312,500
    500    Multicanal Participacoes, Ser
           B..............................    12.625       06/18/04             477,500
                                                                           ------------
                                                                                790,000
                                                                           ------------
           CHINA  0.3%
  1,000    Cathay International Ltd.,
           144A - Private Placement (a)
           (b)............................  0/13.500       04/15/08             400,000
                                                                           ------------
           MEXICO  2.1%
    850    Cemex SA de CV, 144A - Private
           Placement (a)..................     9.250       06/17/02             841,500
  1,000    Gruma SA de CV.................     7.625       10/15/07             892,500
    500    Grupo Televisa SA (b)..........  0/13.250       05/15/08             408,750
    250    Vicap SA.......................    10.250       05/15/02             235,000
                                                                           ------------
                                                                              2,377,750
                                                                           ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)               Description             Coupon        Maturity        Market Value
---------------------------------------------------------------------------------------
           NETHERLANDS  0.9%
    500    Hermes Europe Railtel BV.......    10.375%      01/15/09        $    507,500
    750    Netia Holdings BV, Ser B (b)...  0/11.250       11/01/07             468,750
                                                                           ------------
                                                                                976,250
                                                                           ------------
           SWEDEN  0.4%
    500    Stena AB.......................    10.500       12/15/05             501,250
                                                                           ------------
           UNITED KINGDOM  2.6%
    300    Cenargo International PLC......     9.750       06/15/08             282,750
    250    Diamond Cable Communication
           Co. (b)........................  0/11.750       12/15/05             221,875
  1,000    Diamond Cable Communication
           Co. (b)........................  0/13.250       09/30/04           1,037,500
  1,000    Filtronic PLC, 144A - Private
           Placement (a)..................    10.000       12/01/05           1,006,250
    500    Telewest Communication PLC
           (b)............................  0/11.000       10/01/07             448,750
                                                                           ------------
                                                                              2,997,125
                                                                           ------------
           TOTAL FOREIGN BONDS AND DEBT SECURITIES (US $)  7.6%.........      8,681,125
                                                                           ------------
           FORWARD PURCHASE COMMITMENTS (US $)   0.8%
  1,000    Government National Mortgage
           Association, July Forward
           (e)............................     6.500          TBA               965,155
                                                                           ------------
           U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (US $)  42.4%
  5,000    Federal Farm Credit Banks
           Medium Term Note...............     6.375       08/06/07           4,975,000
  3,734    Government National Mortgage
           Association Pool...............     7.500   07/15/23-08/15/23      3,781,287
  3,106    Government National Mortgage
           Association Pool...............     8.000   03/15/17-10/15/22      3,202,606
  1,129    Government National Mortgage
           Association Pool...............     8.500   01/15/23-12/15/24      1,183,117
  2,223    Government National Mortgage
           Association Pool...............     9.000   05/15/16-12/15/24      2,384,125
    447    Government National Mortgage
           Association Pool...............     9.500   11/15/09-06/15/19        484,090
  3,500    U.S. Treasury Bonds............     7.250       05/15/16           3,854,725
  3,000    U.S. Treasury Bonds............     7.500       11/15/16           3,383,700
 11,500    U.S. Treasury Bonds............     8.875       02/15/19          14,802,915

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)               Description             Coupon        Maturity        Market Value
---------------------------------------------------------------------------------------
           U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
  8,000    U.S. Treasury Notes............     7.000%      07/15/06        $  8,486,240
  2,000    U.S. Treasury Notes............     7.250       08/15/04           2,127,100
                                                                           ------------
           TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
           OBLIGATIONS  42.4%...........................................     48,664,905
                                                                           ------------
EQUITIES  1.0%
American Telecasting, Inc. (250 Common Stock Warrants) (c)..............            250
Dairy Mart Convenience Stores, Inc. (1,666 Common Stock Warrants) (c)...            600
Metronet Communications Corp. (250 Common Stock Warrants) (c)...........         14,250
NTL, Inc. (1,188 Common Stock Warrants) (c).............................         15,444
Optel, Inc., Ser B (500 Common Stock Warrants) (c)......................          1,000
Park N View, Inc. (1,000 Common Stock Warrants) (c).....................            250
Price Communications Corp. (64,670 Common Shares).......................        970,050
Signature Brands, Inc. (500 Common Stock Warrants) (c)..................         10,950
Splitrock Services, Inc. (1,000 Common Stock Warrants) (c)..............         75,500
Star Gas Partners, LP (143 Limited Partnership Interest Units)..........          2,458
Startec Global Communications (1,000 Common Stock Warrants) (c).........          1,000
                                                                           ------------
TOTAL EQUITIES  1.0%....................................................      1,091,752
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  96.6%
  (Cost $115,719,524)...................................................    110,942,811
REPURCHASE AGREEMENT  2.5%
BA Securities ($2,845,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/99, to be sold on
07/01/99 at $2,845,399)
  (Cost $2,845,000).....................................................      2,845,000
                                                                           ------------
TOTAL INVESTMENTS  99.1%
  (Cost $118,564,524)...................................................    113,787,811
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%.............................      1,108,071
                                                                           ------------
NET ASSETS  100.0%......................................................   $114,895,882
                                                                           ============

(a) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(c) Non-Income producing security.
(d) Asset segregated as collateral for when issued or delayed delivery purchase commitments.
(e) Securities purchased on a when issued or delayed delivery basis TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $118,564,524).......................    $113,787,811
Cash........................................................           2,349
Receivables:
  Interest..................................................       2,183,600
  Investments Sold..........................................          35,572
Other.......................................................          61,356
                                                                ------------
      Total Assets..........................................     116,070,688
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         957,073
  Investment Advisory Fee...................................          61,345
  Income Distributions......................................          60,866
  Administrative Fee........................................           9,438
  Affiliates................................................           4,644
Accrued Expenses............................................          51,323
Trustees' Deferred Compensation and Retirement Plans........          30,117
                                                                ------------
      Total Liabilities.....................................       1,174,806
                                                                ------------
NET ASSETS..................................................    $114,895,882
                                                                ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,308,194 shares issued and outstanding).....    $132,397,633
Accumulated Undistributed Net Investment Income.............         870,949
Net Unrealized Depreciation.................................      (4,776,713)
Accumulated Net Realized Loss...............................     (13,595,987)
                                                                ------------
NET ASSETS..................................................    $114,895,882
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($114,895,882 divided by
  15,308,194 shares outstanding)............................    $       7.51
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 5,447,854
Other.......................................................        188,910
                                                                -----------
    Total Income............................................      5,636,764
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        381,111
Administrative Fee..........................................         58,632
Custody.....................................................         18,786
Trustees' Fees and Related Expenses.........................         15,776
Legal.......................................................            829
Other.......................................................         84,864
                                                                -----------
    Total Expenses..........................................        559,998
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,076,766
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(1,078,084)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       (283,575)
  End of the Period.........................................     (4,776,713)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (4,493,138)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(5,571,222)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $  (494,456)
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended      Year Ended
                                                   June 30, 1999     December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  5,076,766       $ 10,041,185
Net Realized Gain/Loss...........................     (1,078,084)           422,724
Net Unrealized Depreciation During the Period....     (4,493,138)        (3,842,124)
                                                    ------------       ------------
Change in Net Assets from Operations.............       (494,456)         6,621,785
Distributions from Net Investment Income.........     (4,592,257)        (9,863,152)
                                                    ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (5,086,713)        (3,241,367)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...................................            -0-            141,700
                                                    ------------       ------------
TOTAL DECREASE IN NET ASSETS.....................     (5,086,713)        (3,099,667)
NET ASSETS:
Beginning of the Period..........................    119,982,595        123,082,262
                                                    ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $870,949
  and $386,440 respectively).....................   $114,895,882       $119,982,595
                                                    ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                   Six Months Ended   ---------------------------------
                                    June 30, 1999      1998     1997     1996     1995
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................     $7.838        $8.050   $7.926   $ 7.94   $ 7.28
                                       ------        ------   ------   ------   ------
  Net Investment Income...........       .332          .657     .663     .658      .65
  Net Realized and Unrealized
    Gain/Loss.....................      (.364)        (.224)    .183    (.011)    .655
                                       ------        ------   ------   ------   ------
Total from Investment
  Operations......................      (.032)         .433     .846     .647    1.035
Less Distributions from Net
  Investment Income...............       .300          .645     .722     .661     .645
                                       ------        ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................     $7.506        $7.838   $8.050   $7.926   $ 7.94
                                       ======        ======   ======   ======   ======
Market Price Per Share at End of
  the Period......................     $6.875        $7.750   $8.000   $7.500   $7.250
Total Investment Return at Market
  Price (a) (c)...................      (7.50%)*       5.05%   16.97%   12.95%   21.83%
Total Return at Net Asset
  Value (b) (c)...................      (0.42%)*       5.51%   11.32%    8.61%   19.13%
Net Assets at End of the Period
  (In millions)...................     $114.9        $120.0   $123.1   $121.2   $121.4
Ratio of Operating Expenses to
  Average Net Assets..............        .95%          .96%     .91%    1.00%     .94%
Ratio of Net Investment Income to
  Average Net Assets..............       8.66%         8.17%    8.32%    8.40%    8.50%
Portfolio Turnover................         13%*          47%      55%      36%      34%

 * Non-annualized

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(c) Prior to fiscal year end 1992, this was not a required disclosure.

--------------------------------------------------------------------------------

Year Ended December 31,
-------------------------------------------------
       1994     1993     1992      1991     1990
-------------------------------------------------
      $ 8.15   $ 7.85   $  7.70   $ 6.66   $ 7.90
      ------   ------   -------   ------   ------
         .65      .78      .845      .88     .974
      (.8577)    .285     .1625     1.05   (1.242)
      ------   ------   -------   ------   ------
      (.2077)   1.065    1.0075     1.93    (.268)
       .6623     .765     .8575      .89     .972
      ------   ------   -------   ------   ------
      $ 7.28   $ 8.15   $  7.85   $ 7.70   $ 6.66
      ======   ======   =======   ======   ======
      $6.500   $7.750   $ 7.625   $7.375   $5.625
      (8.06%)  11.82%    15.22%       --       --
      (2.08%)  14.36%    13.61%       --       --
      $111.4   $124.7   $ 119.6   $116.3   $100.6
        .96%    1.00%      .99%    1.03%    1.00%
       7.94%    8.99%    10.71%   12.11%   13.25%
         45%      53%       54%      50%      29%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of debt securities.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices or, if not available, at their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    Trust investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At June 30, 1999, debt securities rated below investment grade and comparable unrated securities represented approximately 52% of the long-term investment portfolio.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $12,153,006 which will expire between December 31, 1999 and December 31, 2003. Of this amount, $10,053,213 will expire on December 31, 1999. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At June 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $117,611,243, the aggregate gross unrealized appreciation is $2,765,124 and the aggregate gross unrealized depreciation is $7,553,711, resulting in net unrealized depreciation on long- and short-term investments of $4,788,587.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average weekly net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .10% of the first $250 million and .05% of the amount in excess of $250 million of the average weekly net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and providing certain services to shareholders.

    For the six months ended June 30, 1999, the Trust recognized expenses of approximately $800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended June 30, 1999, the Trust recognized expenses of approximately $23,100 representing Van Kampen's cost of providing accounting services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At June 30, 1999 and December 31, 1998, paid in surplus related to common shares aggregated $132,397,632 and $132,397,632, respectively.

    Transactions in common shares were as follows:

                                      SIX MONTHS ENDED      YEAR ENDED
                                       JUNE 30, 1999     DECEMBER 31, 1998
--------------------------------------------------------------------------
Beginning Shares.....................     15,308,194         15,290,019
Shares Issued Through Dividend
  Reinvestment.......................            -0-             18,175
                                        ------------       ------------
Ending Shares........................     15,308,194         15,308,194
                                        ============       ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,971,011 and $17,085,455 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, manage the portfolio's effective yield, or generate potential gain. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in the value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

    Summarized below are the specific types of derivative financial instruments which may have been used by the Trust.

A. FORWARD COMMITMENTS--The Trust may trade certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Trust and dealers. While forward commitments are outstanding, the Trust maintains collateral of cash or liquid securities in a segregated account with its custodian. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in the value reflected as a component of unrealized appreciation/ depreciation. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                            VAN KAMPEN INCOME TRUST



BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and
Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
1221 McKinney Suite 2400
Houston, Texas 77010


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

 (C) Van Kampen Funds Inc., 1999 All rights reserved.

 (SM) denotes a service mark of
    Van Kampen Funds Inc.


                 Inquiries about an investor's account should be
                     referred to the trust's transfer agent:
                                   EQUISERVE LP
                                  P.O. Box 8200
                         Boston, Massachusetts 02266-8200
                            Telephone: (800) 821-1238
                                ALASKA AND HAWAII
                           Call Collect: (781) 575-2000
                     Ask for closed end fund account services

                          RESULTS OF SHAREHOLDER VOTES

The Joint Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and independent public accountants.
    1) With regard to the election of the following trustees by the common shareholders:

                                                      # OF SHARES
                                                 ---------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Wayne W. Whalen................................  14,080,054   109,491
Steven Muller..................................  14,078,660   110,885
Rod Dammeyer...................................  14,078,894   110,651

    The other trustees of the Trust whose terms did not expire in 1999 are:
David C. Arch, Howard J Kerr, Dennis J. McDonnell, Theodore A. Meyers, Don G. Powell and Hugo F. Sonnenschein.
    2) With regard to the ratification of Ernst & Young LLP as independent public accountants for the Trust, 14,057,251 shares voted in favor of the proposal, 66,535 shares voted against, and 65,759 shares abstained.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.